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                                                                    EXHIBIT 23.1

The Board of Directors

Unitrin, Inc.

  We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.

                                          KPMG Peat Marwick llp

Chicago, Illinois

August 27, 1997